UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/02/2006

REPUBLIC COMPANIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51455

DELAWARE	30-0175923
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

222 Delaware Avenue, Suite 900
Wilmington, Delaware 19801
(Address of principal executive offices, including zip code)

(302) 658-3613
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

The following information, including the text of the exhibits attached hereto, is furnished pursuant to this Item 2.02 of Form 8-K. On November 2, 2006, Republic Companies Group, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September, 2006 and providing information on the Company's 2006 guidance. On November 2, 2006, the Company also posted on its web site at www.RepublicGroup.com the Supplemental Third Quarter 2006 Information (the "Supplemental Information") relating to its 2006 third quarter results. Copies of the press release and the Supplemental Information are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 9.01.    Financial Statements and Exhibits

99.1        Press Release of Republic Companies Group, Inc. dated November 2, 2006
99.2        Supplemental Third Quarter 2006 Information dated November 2, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC COMPANIES GROUP, INC.

Date: November 02, 2006	By:	/s/ Michael E. Ditto
Michael E. Ditto
Vice President & Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Q3 06 Press Release
EX-99.2	Q3 06 Supplemental Information